l:\secfiles\11-K\saturn2\pcsp23.doc1

                                                                EXHIBIT 23


CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement
No. 33-43747 of General Motors Corporation on Form S-8 of our report dated May 20, 1994 appearing in this Annual Report on Form 11-K of the Saturn Personal Choices Savings Plan for Non-Represented Members for the years ended December 31, 1993 and 1992.




s/DELOITTE & TOUCHE
DELOITTE & TOUCHE

Nashville, Tennessee
June 28, 1994







































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